Exhibit 10.10

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

AMENDED AND RESTATED

CRUDE OIL TREATING AGREEMENT

AGREEMENT ADDENDUM 01

PLATTEVILLE FACILITY AND BRIGGSDALE FACILITY

This AGREEMENT ADDENDUM 01 (this “Agreement Addendum”) shall be effective as between the Persons named below as “Producer”, “OpCo” and “Midstream Co” as of the date specified below as the “Effective Date”. Reference is made to the Agreement Terms and Conditions Relating to Crude Oil Treating Services (the “Agreement Terms and Conditions”) last updated October 9, 2015. This Agreement Addendum together with the Agreement Terms and Conditions shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Midstream Co.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the treating and polishing of and other Services related to Crude Oil that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement so that OpCo can evidence its acceptance of the obligations pertaining to OpCo as set forth in the Agreement Terms and Conditions and in this Agreement Addendum, if any.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Colorado River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Parties	The term “Party” or “Parties” shall refer to OpCo, Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	October 1, 2015

Agreement Addendum 01 –Page 1

Second Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – General Matters & Correspondence	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Finance Manager Charles Varnell Telephone: (303) 228-4466 Email: Charles.Varnell@nblenergy.com

Notice Address – Operational Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Director – Major Projects, DJ Basin Chris Stavinoha

Notice Address – Force Majeure and Marketing interruptions	Midstream Co and OpCo c/o Noble Energy, Inc. Facsimile: (303) 228-4296 Attention: Oil Marketing Department

Notice Address – Invoicing Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070 Attention: Director of Revenue Accounting John Nedelka Telephone: (281) 872-3120 Email: John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	ABA/Routing Number: 021000021 Account Number: 657597188 Account Name: Full legal name of Midstream Co Financial Institution: JP Morgan Bank Swift: CHASUS33

Dedication Area	Weld County, Colorado and surrounding counties

Individual Horizontal Fee	$[**]/Relevant Well

Individual Vertical Fee	$[**]/Relevant Well

Agreement Addendum 01 –Page 2

Second Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Exhibit A)

None

(End of Agreement Addendum 01)

Agreement Addendum 01 –Page 3

Second Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Agreement Addendum 01 – Signature Page 1

Second Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

COLORADO RIVER DEVCO LP

By:	Colorado River DevCo GP LLC

By: Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Agreement Addendum 01 – Signature Page 2

Second Amended and Restated Crude Oil Treating Agreement